ARTISAN PARTNERS ASSET MANAGEMENT

Artisan Partners Asset Management

BUSINESS UPDATE AND SECOND QUARTER 2015 EARNINGS PRESENTATION

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a Chartered Financial Analyst. • 23 years of industry experience • 10 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 28 years of industry experience • 5 years at Artisan Partners

FIRM FACTS

- Founded in 1994; focused on providing high value-added investment strategies
- Seven autonomous investment teams managing fifteen investment strategies for sophisticated, institutional investors
- Principal offices in Milwaukee, San Francisco, Atlanta, New York, Kansas City and London, with approximately 352 associates
- Approximately $109.2 billion under management as of June 30, 2015

MANAGEMENT TEAM

Eric R. Colson
Chief Executive Officer

Charles (C.J.) Daley, Jr.
Chief Financial Officer

Sarah A. Johnson
Chief Legal Officer

Dean J. Patenaude
Head of Global Distribution

AUM by Investment Team


Emerging Markets <1%
Credit 1%
Developing World <1%
Growth 23%
Global Equity 32%
U.S. Value 13%
Global Value 30%

AUM by Distribution Channel[1]


Retail 6%
Intermediary 31%
Institutional 63%

As of June 30, 2015. [1]The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

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LONG-TERM INVESTMENT RESULTS — Full Cycle Return Goals

Process Consistency | Wealth Compounding | Index Outperformance | Peer Outperformance

	Strategy Inception	AUM (in billions)	Average Annual Returns (Gross) Since Inception	Value-Added
Global Equity Team				
Non-U.S. Growth	1/1/96	$ 32.3	11.26 %	6.39 %
Non-U.S. Small-Cap Growth	1/1/02	$ 1.4	15.09 %	4.59 %
Global Equity	4/1/10	$ 0.8	15.09 %	6.47 %
Global Small-Cap Growth	7/1/13	$ 0.1	11.01 %	(2.05) %
U.S. Value Team				
U.S. Mid-Cap Value	4/1/99	$ 11.5	14.04 %	4.55 %
U.S. Small-Cap Value	6/1/97	$ 1.3	11.56 %	3.34 %
Value Equity	7/1/05	$ 2.1	7.88 %	(0.24) %
Growth Team				
U.S. Mid-Cap Growth	4/1/97	$ 16.6	16.18 %	5.64 %
U.S. Small-Cap Growth	4/1/95	$ 2.5	10.67 %	1.16 %
Global Opportunities	2/1/07	$ 6.7	10.15 %	6.35 %
Global Value Team				
Non-U.S. Value	7/1/02	$ 17.6	13.63 %	6.95 %
Global Value	7/1/07	$ 15.0	8.57 %	5.66 %
Emerging Markets Team				
Emerging Markets	7/1/06	$ 0.6	4.51 %	(0.93) %
Credit Team				
High Income	4/1/14	$ 0.7	5.78 %	4.18 %
Developing World Team				
Developing World	7/1/15	$ <0.1	n/a	n/a

Note: Data as of and through June 30, 2015. Average Annual Total Returns represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 3

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 4 INVESTMENT PERFORMANCE — Outperformance and Rankings Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross of fees composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of June 30, 2015. Lipper rankings are based on total return, are historical, and do not represent future results. Lipper Ranking does not include Funds with less than a 1-yr track record. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM 74% 76% 96% 100% 96%91% 91% 79% 100% 98% 58% 82% 82% 100% 97% 84% 86% 86% 96% 97% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2012 2013 2014 6/30/2015

BUSINESS DISCIPLINE — Firm Asset Diversification

Channel Diversification[1]


Retail
6%
Intermediary
31%
Institutional
63%

Team Diversification


Emerging Markets
<1%
Credit
1%
Developing World
<1%
Growth
23%
Global Equity
32%
U.S. Value
13%
Global Value
30%

AUM by Vehicle


UCITS
1%
Separate Accounts
45%
Artisan Funds
54%

AUM by Client Domicile


Non-U.S.
13%
U.S.
87%

[1] The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 5

BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Thoughtful Growth
Active Strategies	Designed for Investment Talent to Thrive	Active Talent Identification
Autonomous Franchises	Managed by Business Professionals	Entrepreneurial Commitment
Proven Results	Structured to Align Interests	Focus on Long-Term Global Demand

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

ARTISAN PARTNERS ASSET MANAGEMENT 6

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 7 TALENT DRIVEN BUSINESS MODEL — Business Structure Talent Focus Management Guideposts Strong Long-Term Investment Results Asset Diversification Financial Discipline

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 8 TALENT DRIVEN BUSINESS MODEL — Investment Teams Talent Focus Strong Long-Term Investment Results Asset Diversification Financial Discipline Management Guideposts

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 9 TALENT DRIVEN BUSINESS MODEL — Growth Team $0 $5 $10 $15 $20 $25 $30 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 A U M ( $ b n ) U.S. Mid-Cap Growth Global Opportunities U.S. Small-Cap Growth Andrew Stephens Transition Sep 2014 U.S. Mid-Cap Growth Launch 4/1/1997 Global Opportunities 5-Yr Track Record: $357mm Portfolio Manager Andrew Stephens Matthew Kamm Named U.S. Mid-Cap Growth Portfolio Manager Sep 2012 Global Opportunities Launch 2/1/2007 James Hamel Named Portfolio Manager Jul 2006 U.S. Small-Cap Growth Integrated into Team Oct 2009 Development of Our Growth Team Franchise

TALENT DRIVEN BUSINESS MODEL — Talent Management


Investment Team Lifecycle
Franchise Traits
Multiple Decision Makers
Proven Track Record
Defined Culture
Established Structure
Talent Management
Individual
Team
Franchise
Early Development
Realizable Capacity
Mature Franchise
Franchise Decline

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 11  AUM increased less than 1% to $109.2 billion  Average AUM increased 3% to $111.4 billion  Net outflows of $305 million  Revenues increased 4% to $211.5 million  GAAP operating margin of 37.0%  GAAP net income per basic and diluted share of $0.50  Adjusted operating margin of 42.1%  Adjusted net income per adjusted share of $0.74  Dividend of $0.60 per share of Class A common stock – Declaration Date: July 23rd – Record Date: August 17th – Payable Date: August 31st Assets Under Management Net Client Cash Flows Operating Results Capital Management SUMMARY OF JUNE QUARTER 2015 RESULTS

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) Net Client Cash Flows $112.0 $106.2 $107.9 $108.7 $109.2 $108.2 $110.2 $106.9 $108.4 $111.4 2Q14 3Q14 4Q14 1Q15 2Q15 Assets Under Management Ending Assets Under Management Average Assets Under Management $0.6 (0.6) (0.5) (2.2) (0.3) 2Q14 3Q14 4Q14 1Q15 2Q15 Quarter $2.0 (2.5) YTD 2014 YTD 2015 Year To Date

GLOBAL DISTRIBUTION (in billions)


Non-U.S. Client AUM
12%
12%
13%
13%
13%
$13.5
$13.0
$13.9
$13.8
$14.2
2Q14
3Q14
4Q14
1Q15
2Q15
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM


U.S. vs. Non-U.S. Client Net Flows
Quarter
$0.9
(0.3)
$0.0
(0.6)
$0.6
(1.1)
(2.0)
(0.2)
$0.2
(0.5)
2Q14
3Q14
4Q14
1Q15
2Q15
U.S.
Non-U.S.
Year To Date
$1.1
$0.9
$0.1
(2.6)
YTD 2014
YTD 2015
U.S.
Non-U.S.

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14 FINANCIAL RESULTS — Financial Highlights Average AUM (in billions) Revenues (in millions) Quarter Year To Date $108.2 $108.4 $111.4 2Q14 1Q15 2Q15 $107.2 $109.9 YTD 2014 YTD 2015 $208.5 $203.6 $211.5 2Q14 1Q15 2Q15 $410.3 $415.1 YTD 2014 YTD 2015

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 15 FINANCIAL RESULTS — Financial Highlights Adjusted Operating Margin1 Adjusted Net Income (in millions) & Adjusted Net Income per Share1 Adjusted Net Income per Adjusted ShareAdjusted Net Income 2Q14 1Q15 2Q15 1 Operating Margin (GAAP) for the quarters ended June 30, 2014, March 31, 2015, and June 30, 2015 was 38.8%, 33.3%, and 37.0%, respectively, and for the six months ended June 30, 2014 and June 30, 2015 was 36.1% and 35.2%. Net Income attributable to APAM for the quarters ended June 30, 2014, March 31, 2015, and June 30, 2015 was $19.3M, $19.5M, and $23.8M, respectively, and for the six months ended June 30, 2014 and June 30, 2015 was $27.9M and $43.3M. Net Income (Loss) per basic and diluted share for the quarters ended June 30, 2014, March 31, 2015, and June 30, 2015 was $0.42, $0.43, and $0.50, respectively, and for the six months ended June 30, 2014 and June 30, 2015 was $(1.64) and $0.95. See page 20 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures. 46.5% 38.4% 42.1% 2Q14 1Q15 2Q15 45.8% 40.3% YTD 2014 YTD 2015 Quarter Year To Date $60.0 $0.84 $47.5 $0.65 $54.4 $.074 $116.0 $1.62 $101.9 $1.39 YTD 2014 YTD 2015

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 16  Salary & Incentives decreased in the June 2015 quarter due to the on-boarding of our new Developing World investment team in the March 2015 quarter.  Benefits & Payroll taxes decreased in the June 2015 quarter due in part to seasonal benefits paid in the March 2015 quarter.  The equity based compensation expense of $9.1 million in the June 2015 quarter is the quarterly amortization of the equity grants we have made since our March 2013 IPO. FINANCIAL RESULTS — Compensation & Benefits (in millions) June 2015 % of Rev. March 2015 % of Rev. June 2014 % of Rev. Salary & Incentives 79.5$ 37.6% 82.8$ 40.7% 76.2$ 36.5% Benefits & Payroll taxes 5.1 2.4% 7.1 3.5% 4.9 2.4% Equity Based Compensation Expense 9.1 4.3% 8.5 4.2% 4.2 2.0% Subtotal Compensation and Benefits 93.7 44.3% 98.4 48.3% 85.3 40.9% Pre-offering related compensation 10.7 5.1% 10.4 5.1% 16.2 7.8% Total Compensation and Benefits 104.4$ 49.4% 108.8$ 53.4% 101.5$ 48.7% For the Three Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 17 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $182.3 $215.5 4Q14 2Q15 Cash (in millions) $200.0 $200.0 4Q14 2Q15 Borrowings (in millions) 0.5x 0.5x 4Q14 2Q15 Leverage Ratio1 $107.5 $112.0 4Q14 2Q15 Equity (in millions)

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 18 FINANCIAL RESULTS — Dividends Note: Time periods noted above represent the period in which the dividends were paid $0.43 $0.55 $0.60 $0.60 $0.60 2013 2014 1Q15 2Q15 3Q15 Quarterly Dividend Rate

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES (in millions)

	Three Months Ended			Six Months Ended	
	June 30 2015	March 31 2015	June 30 2014	June 30 2015	June 30 2014
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	23.8	19.5	19.3	43.3	27.9
Add back: Net income (loss) attributable to noncontrolling interests - APH	35.5	33.9	45.5	69.4	89.7
Add back: Provision for income taxes	16.5	5.1	8.6	21.6	19.8
Add back: Pre-offering related compensation - share-based awards	10.7	10.4	16.2	21.1	39.8
Add back: Offering related proxy expense	-	-	-	-	0.1
Add back: Net (gain) loss on the tax receivable agreements	-	6.4	4.5	6.4	4.5
Adjusted income (loss) before income taxes	86.5	75.3	94.1	161.7	181.8
Less: Adjusted provision for income taxes	32.1	27.8	34.1	59.9	65.8
Adjusted net income (loss) (Non-GAAP)	54.4	47.4	60.0	101.9	116.0
Average shares outstanding (in millions)				-	-
Class A common shares	36.0	32.6	27.8	34.3	24.0
Assumed vesting, conversion or exchange of:				-	-
Unvested restricted shares	3.3	3.0	1.6	3.2	1.6
Convertible preferred shares outstanding	-	-	0.4	-	0.7
Artisan Partners Holdings LP units outstanding (non-controlling interest)	34.2	37.6	41.8	35.9	45.2
Adjusted shares	73.5	73.2	71.6	73.4	71.5
Adjusted net income per adjusted share (Non-GAAP)	$ 0.74	$ 0.65	$ 0.84	$ 1.39	$ 1.62
Operating income (loss) (GAAP)	78.3	67.8	80.8	146.1	148.0
Add back: Pre-offering related compensation - share-based awards	10.7	10.4	16.2	21.1	39.8
Add back: Offering related proxy expense	-	-	-	-	0.1
Adjusted operating income (loss) (Non-GAAP)	89.0	78.2	97.0	167.2	187.9
Adjusted operating margin (Non-GAAP)	42.1%	38.4%	46.5%	40.3%	45.8%

ARTISAN PARTNERS ASSET MANAGEMENT
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LONG-TERM INVESTMENT RESULTS

As of June 30, 2015	1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Average Annual Value-Added Since Inception (bp)
	Average Annual Total Returns (Gross)						
Global Equity Team							
Artisan Non-U.S. Growth *(Inception: 1-Jan-96)*	0.43%	15.03%	14.29%	5.65%	8.95%	11.26%	639
MSCI EAFE Index	*-4.22%*	*11.97%*	*9.53%*	*1.97%*	*5.12%*	*4.87%*	
Artisan Non-U.S. Small-Cap Growth *(Inception: 1-Jan-02)*	-1.89%	17.08%	14.96%	7.88%	11.68%	15.09%	459
MSCI EAFE Small Cap Index	*-0.77%*	*15.69%*	*12.39%*	*5.43%*	*6.59%*	*10.50%*	
Artisan Global Equity *(Inception 1-Apr-10)*	10.57%	20.32%	18.65%	-	-	15.09%	647
MSCI All Country World Index	0.71%	13.01%	11.92%	-	-	8.62%	
Artisan Global Small-Cap Growth *(Inception 1-Jul-13)*	-1.52%	-	-	-	-	11.01%	-205
MSCI All Country World Small Cap Index	1.48%	-	-	-	-	13.06%	
U.S. Value Team							
Artisan U.S. Mid-Cap Value *(Inception: 1-Apr-99)*	-1.58%	15.65%	16.01%	10.78%	9.92%	14.04%	455
Russell Midcap® Index	*6.63%*	*19.26%*	*18.22%*	*10.51%*	*9.39%*	*9.49%*	
Artisan U.S. Small-Cap Value *(Inception: 1-Jun-97)*	-9.00%	7.44%	9.20%	6.88%	7.20%	11.56%	334
Russell 2000® Index	*6.49%*	*17.81%*	*17.07%*	*10.44%*	*8.40%*	*8.21%*	
Artisan Value Equity *(Inception: 1-Jul-05)*	-2.27%	13.51%	14.69%	8.30%	7.88%	7.88%	-24
Russell 1000® Index	*7.37%*	*17.73%*	*17.57%*	*9.58%*	*8.13%*	*8.13%*	
Growth Team							
Artisan U.S. Mid-Cap Growth *(Inception: 1-Apr-97)*	10.25%	19.36%	20.74%	13.57%	12.47%	16.18%	564
Russell Midcap® Index	*6.63%*	*19.26%*	*18.22%*	*10.51%*	*9.39%*	*10.54%*	
Artisan U.S. Small-Cap Growth *(Inception: 1-Apr-95)*	15.15%	19.54%	21.59%	14.49%	9.84%	10.67%	116
Russell 2000® Index	*6.49%*	*17.81%*	*17.07%*	*10.44%*	*8.40%*	*9.51%*	
Artisan Global Opportunities *(Inception: 1-Feb-07)*	9.14%	17.82%	19.36%	11.74%	-	10.15%	635
MSCI All Country World Index	*0.71%*	*13.01%*	*11.92%*	*4.79%*	-	*3.81%*	
Global Value Team							
Artisan Non-U.S. Value *(Inception: 1-Jul-02)*	-1.40%	17.78%	15.61%	11.06%	11.19%	13.63%	695
MSCI EAFE Index	*-4.22%*	*11.97%*	*9.53%*	*1.97%*	*5.12%*	*6.68%*	
Artisan Global Value *(Inception: 1-Jul-07)*	1.03%	17.52%	17.26%	12.36%	-	8.57%	566
MSCI All Country World Index	*0.71%*	*13.01%*	*11.92%*	*4.79%*	-	*2.92%*	
Emerging Markets Team							
Artisan Emerging Markets *(Inception: 1-Jul-06)*	-5.63%	2.83%	0.98%	-1.26%	-	4.51%	-93
MSCI Emerging Markets Index	*-5.12%*	*3.71%*	*3.68%*	*0.86%*	-	*5.43%*	
Credit Team							
Artisan High Income *(Inception: 1-Apr-14)*	4.57%	-	-	-	-	5.78%	418
BofA Merrill Lynch High Yield Master II Index	*-0.55%*	-	-	-	-	*1.60%*	

Source: Artisan Partners/MSCI/Russell/BofA Merrill Lynch. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 21

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 22 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 25, 2015. The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at June 30, 2015, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns are presented gross of investment advisory fees applied to client accounts. Fees, if reflected, would reduce the results presented for an investor in an account managed within a Composite. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy—MSCI EAFE® Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE® Small Cap Index; Global Equity Strategy—MSCI ACWI® Index; U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; U.S. Mid-Cap Growth Strategy— Russell Midcap® Index; U.S. Small-Cap Strategy—Russell 2000® Index; Global Opportunities Strategy—MSCI ACWI® Index; Non-U.S. Value Strategy—MSCI EAFE® Index; Global Value Strategy— MSCI ACWI® Index; Emerging Markets Strategy—MSCI Emerging Markets IndexSM; High Income Strategy —BofA Merrill Lynch High Yield Master II Index. Unlike the BofA Merrill Lynch High Yield Master ll Index, the Artisan High Income Strategy may hold loans and other security types. At times, this can cause material differences in relative performance. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2015 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 5, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly. We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 23 NOTES & DISCLOSURES Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE® Index, the MSCI EAFE® Growth Index, the MSCI EAFE® Small Cap Index, the MSCI EAFE® Value Index, the MSCI ACWI® Index and the MSCI Emerging Markets IndexSM are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. The BofA Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade $US- denominated corporate bonds publicly issued in the US domestic market. An investment cannot be made directly in an index. Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived there from, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Artisan Partners, or any of its products or services. Presentation None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2015 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.